AMENDED

                                 PROMISSORY NOTE

 $ 500,000.00                                           Date May 31, 2000
 ------------                                           -----------------

This Promissory Note amends and replaces that certain note dated May 31, 2000 made by the undersigned to the Lender in the principal amount of $500,000.

   On September 1, 2001               we     promise to pay to
-----------------------             ------
the order of        NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
                   --------------------------------------------

                 FIVE HUNDRED THOUSAND AND NO CENTS ($500,000.00)     Dollars
         -------------------------------------------------------------

Payable at         26 Harbor Park Drive, Port Washington, NY 11050
                -----------------------------------------------------

for value received with interest at nine and one-half percent (9-1/2%) per annum payable quarterly. The Lender represents that this loan may be prepaid at any time without penalty.

                                                      SANDATA, INC.
                                                      By:

                                                      /s/Bert E. Brodsky
                                                      Bert E. Brodsky, Chairman




Witness:

/s/Linda Scarpantonio

/s/Laurie G. Hof